Investment Adviser                                Report to Shareholders
      Legg Mason Fund Adviser, Inc.                For the Quarter Ended
      Baltimore, MD                                  December 31, 1996

Board of Directors
      Raymond A. Mason, Chairman                            The
      John F. Curley, Jr., President                    Legg Mason
      Richard G. Gilmore                                   Total
      Charles F. Haugh                                    Return
      Arnold L. Lehman                                  Trust, Inc.
      Dr. Jill E. McGovern                             Primary Class
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA
                                                  Putting Your Future First
Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC                                  [Legg Mason Logo]
                                                            FUNDS
Independent Accountants
      Coopers & Lybrand L.L.P.
      Baltimore, MD



      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000




[Recycled Logo] Printed on Recycled Paper
LMF-006
2/97

To Our Shareholders,


     The Total Return Trust had excellent results in the quarter and year ended December 31, 1996.

     In the quarter, the Trust's total return (appreciation in share value plus dividends and distributions) was 12.5%, well ahead of the 6% and 8.3% returns on the Value Line index of 1700 stocks and Standard & Poor's 500 stock composite index in the same period. Net asset value per share rose from $17.61 to $19.01. The latter figure is after payment in December of a long-term capital gain distribution of $.555 per share and an ordinary income dividend of $.084 per share.

     In the full year, the Trust's total return was 31.1%, comparing very favorably to returns of 16.2% and 23% on the Value Line and Standard & Poor's indices.

     On the following pages, Nancy Dennin and Bill Miller, the Trust's portfolio managers, comment on the investment outlook.

                                               Sincerely,

                                               /s/ John F. Curley, Jr.
                                               John F. Curley, Jr.
                                               President

January 31, 1997

Portfolio Managers' Comments



     Your fund's results for the periods ended December 31, 1996 are shown below with comparable data for the leading market indices:

                 Total   Growth &
                Return    Income     S&P       Dow
                 Trust    Funds+     500      Jones
----------------------------------------------------
3 months        12.48%    7.42%     8.33%    10.22%
1 year          31.14%   20.78%    22.96%    28.91%
2 years         70.96%   58.27%    69.17%    76.26%

     Your fund had a great year on both an absolute and relative basis. Even more remarkable, 1996 was the second year in a row the Total Return Trust appreciated over 30%. While these results are gratifying, stockholders should understand that this is an equity fund and its results will tend to reflect results in the equity market. The market is often subject to swings as earnings expectations change and emotions move from one extreme to the other. We do not try to time the market, an endeavor we regard as fruitless, and if the market goes into a protracted decline we will most likely participate. That said, we are reasonably optimistic about the market this year, and hope to do well.

     The higher the market goes, the stronger the commentary about an imminent correction. Market seers cite many different variables for the soon-to-hit correction: high P/E (price/earnings) multiples, low dividend yields, record deal levels, record flows of cash into the market, and low cash levels in mutual funds are just a few of the items mentioned. While on the surface these variables seem worrisome, they need to be examined in detail. For example, cash as a percentage of total equity mutual fund assets stood at 5.8% at the end of November, the lowest percentage in 20 years. However, the 5.8% cash level equates to $100 billion, or 5.7 days' trading volume on the New York Stock Exchange. In January 1992, stock funds held 7.2% of their assets in cash, but that sum was equivalent to only 3.4 days' trading volume.

     With individuals having invested a record $200 billion in net new cash into the stock market in the first eleven months of 1996, the financial press often cites the possibility of a potentially severe sell-off when the demand for equities eventually recedes. While investors have been aggressively buying equities, we believe this needs to be viewed in a broader context.

+As measured by Lipper Analytical Services, Inc.

     First, the demand for equities is just one part of the equation. The supply of equities also needs to be examined. Notwithstanding a record year for initial public offerings, the market experienced a net shrinkage of $50 billion in equity in the first three quarters of 1996, including $24.6 billion in the third quarter alone. With U.S. based companies, in aggregate, generating excess free cash flow and with reinvestment opportunities limited in a slowly growing world economy, companies have been aggressively buying back their stock. Given our outlook for continued slow growth (detailed in prior reports), we expect this to continue.

     Additionally, we believe the secular forces of an aging baby boom population will continue to drive the demand for equities. Many of the boomers entered their prime spending and borrowing years in the late 1970s and early 1980s. New families were formed and spending on housing surged, as did the willingness to borrow. Household balance sheets deteriorated and the savings rate fell. Equities declined to only 18% of the typical household's financial portfolio in the 1980s, compared to almost 45% held in equities in the late 1960s.

     Now the reverse is occurring. Boomers are entering their peak earnings and savings years. The fastest growing segment of the population in the late 1990s is people aged 50-54; this is also the highest income earning age group. Not coincidentally, cash flows into the market are on an uptrend. We believe this secular force will have a positive impact on the market for quite some time. Even after the recent record cash flows into equity mutual funds, equities (including mutual funds) comprise only about 30% of households' discretionary financial portfolios.

     Another variable market seers often cite as cause for concern is the P/E ratio. However, as we've mentioned in prior reports, the P/E ratio needs to be viewed in the context of the inflationary environment. There is a strong inverse correlation between inflation and P/E ratios. Over the last 70 years, during periods of moderate inflation (defined as 3.5% or less), P/E ratios have averaged 16x. When inflation has been 2.5% or less, P/E ratios have ranged between 18-20x. Core inflation (which excludes the volatile food and energy prices), as measured by the Consumer Price Index, was 2.6% in 1996, and is expected to be in the 2.5-3.0% range in 1997. With the S&P 500 currently trading at about 17x projected 1997 earnings, the market is currently fairly valued relative to inflation.

     The argument that the market is overvalued because dividend yields are low is also flawed, in our opinion. It fails to measure what really matters, that is, whether companies are generating the cash to pay a dividend, rather than whether or not they choose to do so. The average dividend yield has declined in recent years largely because companies are paying out an ever-smaller portion of their earnings as dividends. The current payout ratio is less than 35 percent, the lowest level in over 20 years.

     It may seem that we are "irrationally exuberant" about the market--we're not. We believe it's highly unlikely the market will continue to generate the types of returns experienced over the last two years. With the market fairly valued relative to inflation, we expect stock prices in 1997, as measured by the S&P 500, to appreciate in line with corporate earnings growth of about 6-8%. Coupled with the current 2% dividend yield, equities should provide a quite adequate total return of 8-10% over the next twelve months.

     We sold several securities during the fourth quarter--Cigna Corp., duPont (E.I.) de Nemours, and the Mexican Cetes--as they reached our price targets. Collective Bancorp rapidly appreciated before we were able to acquire a meaningful position. Tyco Toys announced an agreement to be acquired by Mattel. Happily, we made a 100% return in the five months we owned the convertible.

     We added four securities during the quarter, as shown in the accompanying table. Ogden Corp. is a multi-industry company, operating in three distinct areas: entertainment, aviation, and energy. The stock has declined about 20% from its twelve month high due to disappointing earnings; however, management is completing a restructuring program that should provide for future revenue and operating margin growth. Coupled with the current 6.6% dividend yield, we believe Ogden will provide a very attractive risk-adjusted return over the next 18 months.

     LaSalle Re Holdings Ltd. is a Bermuda-based reinsurance company. Management is very focused on returning excess capital to shareholders. As such, they recently announced a share repurchase program, and a dividend policy of paying out 50-60% of their prior year's earnings, resulting in a 9.7% current yield.

     Colt Telecom Group recently completed its initial public stock offering, and simultaneously issued "units," representing a 12% senior discount note and a warrant to purchase stock. We purchased a small position in the units, and find the Colt story very intriguing. Colt is a competitive communications carrier established in 1991 to compete in the liberalizing European telecommunications market. We believe the company will be either the first or the second carrier to provide facilities-based competition to customers in the major financial centers in Europe.

     John Alden is an insurance company, primarily offering group health and managed indemnity products. Earnings have been negatively impacted over the last two years by various legislative initiatives at the state and federal level. However, with the stock down over 25% from its 52 week high, we believe the bad news is already being discounted by the market.

     We would like to thank our shareholders, both old and new, for their confidence. As always, we appreciate your support and welcome your comments and suggestions.

                                                               Nancy Dennin, CFA
                                                                Bill Miller, CFA


January 31, 1997
DJIA 6813.09

Performance Information
Legg Mason Total Return Trust, Inc.

Total Return for One, Five, Ten Years and Life of Fund, as of
December 31, 1996
     The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
     The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

     The fund's total returns as of December 31, 1996 were as follows:

                             Cumulative   Average Annual
                            Total Return   Total Return
--------------------------------------------------------------------------------
Primary Class:
   One Year                      31.14%      31.14%
   Five Years                   105.83       15.53
   Ten Years                    216.15       12.20
   Life of Class+               223.46       11.14

Navigator Class:
   One Year                      32.51%      32.51%
   Life of Class++               69.15       28.63
--------------------------------------------------------------------------------

 +Primary Class inception--November 21, 1985
++Navigator Class inception--December 1, 1994

Selected Portfolio Performance

      Biggest gainers for the 4th quarter 1996*
--------------------------------------------------------------------------------
       1. RJR Nabisco Holdings Corp.
            Series C Depositary Shares                +25.6%
       2. Lloyds TSB Group plc                        +24.8%
       3. Standard Federal Bancorporation             +24.3%
       4. Resource Mortgage Capital Corporation       +23.7%
       5. BankAmerica Corporation                     +21.5%
       6. International Business Machines
            Corporation                               +21.3%
       7. Masco Corporation                           +20.0%
       8. The Bear Stearns Companies, Inc.            +19.9%
       9. American Financial Group Incorporated       +19.8%
      10. Walden Residential Properties, Inc.         +17.8%


      * Securities held for the entire quarter.



      Biggest laggers for the 4th quarter 1996*
--------------------------------------------------------------------------------
       1. Hercules, Inc.                              -21.0%
       2. Olin Corporation                            -10.4%
       3. J.C. Penney Company, Inc.                    -9.9%
       4. Kmart Corporation 7.75% Cv.                  -0.3%
       5. Ford Motor Company                           +2.0%
       6. Telefonos de Mexico S.A. ADR                 +2.7%
       7. Northrop Grumman Corporation                 +3.1%
       8. United States Treasury Bond
            6%  2-15-26                                +3.6%
       9. Federal National Mortgage Association        +6.8%
      10. Bank United Corp.                            +7.5%


Portfolio Changes

      Securities Added
--------------------------------------------------------------------------------
      Colt Telecom Group - Units
         0%  12-15-06
      John Alden Financial Corporation
      LaSalle Re Holdings Ltd.
      Ogden Corporation








      Securities Sold
--------------------------------------------------------------------------------
      CIGNA Corporation
      Collective Bancorp, Inc.
      duPont (E.I.) de Nemours
      Mexican Cetes 1-30-97
      Tyco Toys, Inc. Series C, Cv.

Portfolio of Investments
Legg Mason Total Return Trust, Inc.
December 31, 1996  (Unaudited)

      (Amounts in Thousands)              Shares   Value
--------------------------------------------------------------------------------

Common Stocks and Equity Interests -- 84.8%
      Aerospace -- 2.3%
      Northrop Grumman Corporation          100   $ 8,275
--------------------------------------------------------------------------------

      Automotive -- 7.9%
      Chrysler Corporation                  314    10,362
      Ford Motor Company                    250     7,969
      General Motors Corporation            175     9,756
--------------------------------------------------------------------------------
                                                   28,087
--------------------------------------------------------------------------------

      Banking -- 10.4%
      BankAmerica Corporation               100     9,975
      Lloyds TSB Group plc                2,140    15,805
      The Chase Manhattan Corporation       125    11,156
--------------------------------------------------------------------------------
                                                   36,936
--------------------------------------------------------------------------------

      Chemicals -- 6.2%
      Hercules, Inc.                        305    13,191
      Olin Corporation                      230     8,654
--------------------------------------------------------------------------------
                                                   21,845
--------------------------------------------------------------------------------

      Commercial Services -- 1.3%
      Ogden Corporation                     240     4,515
--------------------------------------------------------------------------------

      Computer Services and Systems -- 5.1%
      International Business Machines
        Corporation                         120    18,120
--------------------------------------------------------------------------------

      Construction Materials -- 2.0%
      Masco Corporation                     200     7,200
--------------------------------------------------------------------------------

      Finance -- 5.7%
      Federal National Mortgage Association 252     9,387
      The Bear Stearns Companies, Inc.      387    10,798
--------------------------------------------------------------------------------
                                                   20,185
--------------------------------------------------------------------------------
      Gas and Pipeline Utilities-- 2.7%
      Williams Companies, Inc.              255     9,562
--------------------------------------------------------------------------------
      Insurance -- 12.1%
      American Financial Group Incorporated 229     8,645
      Enhance Financial Services Group Inc. 305    11,143
      IPC Holdings Limited                  463    10,360
      John Alden Financial Corporation      300     5,550
      LaSalle Re Holdings Ltd.              245     7,151
--------------------------------------------------------------------------------
                                                   42,849
--------------------------------------------------------------------------------


      (Amounts in Thousands)              Shares    Value
--------------------------------------------------------------------------------
      Real Estate -- 12.9%
      National Golf Properties, Inc.        346  $ 10,942
      Nationwide Health Properties, Inc.    140     3,395
      Regency Realty Corporation            373     9,778
      Resource Mortgage Capital Corporation 315     9,253
      Summit Properties, Inc.               223     4,941
      Walden Residential Properties, Inc.   300     7,463
--------------------------------------------------------------------------------
                                                   45,772
--------------------------------------------------------------------------------

      Retail Sales -- 2.9%
      J.C. Penney Company, Inc.             215    10,482
--------------------------------------------------------------------------------

      Savings and Loan -- 10.9%
      Bank United Corp.                     223     5,968
      Great Western Financial Corporation   289     8,372
      Standard Federal Bancorporation       217    12,342
      Washington Federal, Inc.              447    11,847
--------------------------------------------------------------------------------
                                                   38,529
--------------------------------------------------------------------------------

      Telecommunications -- 2.4%
      Telefonos de Mexico S.A. ADR          255     8,415
--------------------------------------------------------------------------------

      Total Common Stocks and Equity
         Interests
         (Identified Cost-- $205,635)             300,772
--------------------------------------------------------------------------------

Preferred Shares -- 4.5%
      RJR Nabisco Holdings Corp.
         Series C Depositary Shares       1,011     6,822
      Kmart Corporation
         7.75% Cv.                          184     8,989
--------------------------------------------------------------------------------

      Total Preferred Shares
         (Identified Cost-- $15,663)               15,811
--------------------------------------------------------------------------------

                                        Principal
                                         Amount
--------------------------------------------------------------------------------

Yankee Bond(A) -- 0.1%
      Colt Telecom -Units
         0%(B)  12-15-06
         (Identified Cost-- $279)        $  500       295
--------------------------------------------------------------------------------

Legg Mason Total Return Trust, Inc.
December 31, 1996

                                       Principal
      (Amounts in Thousands)             Amount     Value
--------------------------------------------------------------------------------

U.S. Government Obligation -- 4.9%
      United States Treasury Bond
        6.00%  2-15-26
        (Identified Cost-- $16,518)     $19,000  $ 17,293
--------------------------------------------------------------------------------

Repurchase Agreement -- 5.6%
      Prudential Securities, Inc.
        7.15% dated 12-31-96, to be
        repurchased at $19,971 on
        1-2-97 (Collateral: $20,666
        Federal Home Loan Mortgage
        Association Mortgage-backed
        securities, 7.0% due 10-1-26,
        value $20,393)
        (Identified Cost-- $19,963)      19,963    19,963
--------------------------------------------------------------------------------

      Total Investments -- 99.9%
        (Identified Cost-- $258,058)              354,134
      Other Assets Less Liabilities-- 0.1%            437
--------------------------------------------------------------------------------

      Net assets-- 100.0%                        $354,571
--------------------------------------------------------------------------------

      Net asset value per share:
        Primary Class                               $19.01
--------------------------------------------------------------------------------
        Navigator Class                             $19.10

      (A) Yankee Bond -- Dollar-denominated bond issued in the U.S. by foreign entities.

      (B) Stepped coupon bond -- This Colt Telecom bond will amortize to par by December 15, 2001 at which time it will begin to accrue interest at 12.0% until maturity.

6